UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2002

     SALOMON BROTHERS MORTGAGE SECURITIES VII INC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2002 providing for the issuance of 2002-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB3).

                  SALOMON BROTHERS MORTGAGE SECURITIES VII INC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-83816-03             13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


388 Greenwich Street
New York, NY                                                    10013
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5635

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII Inc, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and JPMorgan Chase Bank, as Trustee. On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
2002-CB3 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2002-CB3
-------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee under the
                                     Agreement referred to herein



Date:  October 1, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         September 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2002



                               CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB3
                                                STATEMENT TO CERTIFICATEHOLDERS
                                                      September 25, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A       203,447,000.00   193,683,189.26     3,734,779.05   343,687.33   4,078,466.38      0.00            0.00      189,948,410.21
B1       11,444,000.00    11,444,000.00             0.00    35,370.71      35,370.71      0.00            0.00       11,444,000.00
B2        2,543,000.00     2,543,000.00             0.00     8,601.31       8,601.31      0.00            0.00        2,543,000.00
M1       17,166,000.00    17,166,000.00             0.00    34,894.01      34,894.01      0.00            0.00       17,166,000.00
M2       14,623,000.00    14,623,000.00             0.00    37,277.77      37,277.77      0.00            0.00       14,623,000.00
B3        5,086,723.00     5,086,723.00             0.00    22,502.18      22,502.18      0.00            0.00        5,086,723.00
R                 0.00             0.00             0.00         0.00           0.00      0.00            0.00                0.00
R4                0.00             0.00             0.00         0.00           0.00      0.00            0.00                0.00
R5                0.00             0.00             0.00         0.00           0.00      0.00            0.00                0.00
R6                0.00             0.00             0.00         0.00           0.00      0.00            0.00                0.00
N        10,000,000.00     9,255,771.17       394,615.25    77,131.43     471,746.68      0.00            0.00        8,861,155.92
TOTALS  264,309,723.00   253,801,683.43     4,129,394.30   559,464.74   4,688,859.04      0.00            0.00      249,672,289.13

AIO     101,723,929.00   101,723,929.00             0.00   550,843.82     550,843.82         0.00            0.00   101,723,929.00
X       254,309,822.60   245,362,690.03             0.00         0.00           0.00         0.00            0.00   242,056,424.45
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                  ENDING                             PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL   PRINCIPAL                     CLASS       RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A         79549AQW2       952.00808692  18.35750367     1.68932120     20.04682487          933.65058325        A        2.130000 %
B1        79549ARA9     1,000.00000000   0.00000000     3.09076459      3.09076459        1,000.00000000        B1       3.710000 %
B2        79549ARB7     1,000.00000000   0.00000000     3.38234762      3.38234762        1,000.00000000        B2       4.060000 %
M1        79549AQY8     1,000.00000000   0.00000000     2.03273972      2.03273972        1,000.00000000        M1       2.440000 %
M2        79549AQZ5     1,000.00000000   0.00000000     2.54925597      2.54925597        1,000.00000000        M2       3.060000 %
B3        N/A           1,000.00000000   0.00000000     4.42370854      4.42370854        1,000.00000000        B3       5.310000 %
N         N/A             925.57711700  39.46152500     7.71314300     47.17466800          886.11559200        N       10.000000 %
TOTALS                    960.24346191  15.62331591     2.11670132     17.74001723          944.62014600

AIO       79549AQX0     1,000.00000000   0.00000000     5.41508596      5.41508596        1,000.00000000        AIO      6.500000 %
X         N/A             964.81798273   0.00000000     0.00000000      0.00000000          951.81704731        X        0.000000 %
--------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

                               CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB3
                                                STATEMENT TO CERTIFICATEHOLDERS
                                                      September 25, 2002

Sec. 4.06(iii) O/C Amount                                                               1,245,291.24
Sec. 4.06(iii) Targeted O/C Amount                                                      2,543,098.23
Sec. 4.06(iii) O/C Deficiency Amount                                                   1,297,806.99
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                    857,026.93
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                            857,026.93
Sec. 4.06(iii) Extra Principal Distribution Amount
                 (Limited to 50% of Monthly Excess Cash Flow)                            428,513.47

Sec. 4.06(iv) Servicing Compensation                                                            0.00
Sec. 4.06(iv) Servicing Fee                                                               102,405.34
Sec. 4.06(iv) PMI Premium                                                                       0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                                                28,800.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                                            0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                   28,800.00

Sec. 4.06(vi) Ending Collateral Balance Group Total                                   242,056,424.45

Sec. 4.06(v) Current Advances                                                                   0.00

Sec. 4.06(vii) Total Beginning Number of Loans                                              2,896.00

Sec. 4.06(vii) Total Ending Number of Loans                                                 2,860.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                    9.76 %
Sec. 4.06(vii) Group Weighted Average Mortgage Rate                                            9.76 %
Sec. 4.06(vii)Group Weighted Average Term to Maturity                                         303.00

Sec. 4.06(viii)Loans Delinquent
         Group 1
        ---------------------------------
        Category              Number       Principal Balance      Percentage
        1 Month                 315           25,680,006.55                 10.61 %
        2 Month                 151           12,526,865.55                  5.18 %
        3 Month                 393           30,809,346.21                 12.73 %
         Total                  859           69,016,218.31                 28.52 %

        Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
          Loans in Foreclosure
        Group 1
        -----------------------------
        Number              Principal Balance       Percentage
          64              6,633,557.96                 2.74 %


Sec. 4.06(viii)Loans in Bankruptcy
          Loans in Bankruptcy
         Group 1
        ------------------------------
         Number              Principal Balance       Percentage
           212             14,612,006.15                 6.04 %



Sec. 4.06(ix)Loans in REO
          Group 1
        -------------------------------
          Number              Principal Balance       Percentage
           1                 86,410.44                 0.04 %

         Group Totals
        -------------------------------
          Number              Principal Balance       Percentage
           1                 86,410.44                 0.04 %


Sec. 4.06(x) Re-Performing Loans                                                        250
Sec. 4.06(x) Re-Performing Loan Balances                                      17,704,436.58

Sec. 4.06(x) Excess 60+ Day Delinquent Re-Performing Loans                             0.00
Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group                                                    3,021,089.62

Sec. 4.06(xii) Prepayment Penalties/Premiums                                      72,033.31

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group                                              0.00
Cummulative Realized Losses Incurred in Group                                          0.00


                                      -7-



                               CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB3
                                                STATEMENT TO CERTIFICATEHOLDERS
                                                      September 25, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class B3 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class B3 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class B3 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xvii) Unpaid Interest                                                         0.00
Class A Unpaid Interest Shortfall                                                       0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class B3  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00

Class A Interest Accrual Relief Act Reduction                                          100.33
Class AIO Interest Accrual Relief Act Reduction                                        160.80
Class M1  Interest Accrual Relief Act Reduction                                         10.19
Class M2  Interest Accrual Relief Act Reduction                                         10.88
Class B1  Interest Accrual Relief Act Reduction                                         10.33
Class B2  Interest Accrual Relief Act Reduction                                         2.51
Class B3  Interest Accrual Relief Act Reduction                                         6.57
Total Class Interest Accrual Relief Act Reduction                                       301.60

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                         1,840.22

Sec. 4.06(xxii)Libor Carryover Amount - Class A                                         0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A                                  0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B3                                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B3                                 0.00
Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance       0.00%
Sec. 4.06(xxv) Available Funds

Available Funds                                                                         5,198,309.86
Interest Remittance Amount                                                              1,892,044.28
Principal Remittance Amount                                                             3,306,265.58

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                            no
